Exhibit 99.1

Jonathan Whitworth President and CEO Maritrans Inc. Strategic Acquisition of Maritrans Inc. Morten Arntzen President and CEO Overseas Shipholding Group, Inc.

Forward-Looking Statements This release contains forward-looking statements regarding OSG’s and Maritrans’ prospects, including, without limitation, the outlook for tanker markets, changing oil trading patterns, prospects for certain strategic alliances and investments, the ability to attract and retain customers, anticipated utilization, future revenues, the likelihood of closing the acquisition of Maritrans Inc. and integrating its operations with OSG’s operations, the projected growth of the U.S. and world tanker fleet and the forecast of world economic activity and world oil demand. Factors, risks and uncertainties that could cause actual results to differ from expectations reflected in these forward-looking statements are described in OSG’s and Maritrans’ Annual Reports on Form 10-K for the year-ended December 31, 2005. Copies of said Annual Reports on Form 10-K are available online at www.sec.gov or on request from the applicable company. Neither company assumes any obligation to update any forward-looking statements as a result of new information or future events or developments. Given these uncertainties, readers should not place undue reliance on these forward-looking statements. Except for ongoing obligations to disclose material information under the federal securities laws, neither OSG nor Maritrans is obligated to update these forward-looking statements. All of the forward-looking statements contained herein are qualified by these cautionary statements.This material is not a substitute for the proxy statement Maritrans will file with the Securities and Exchange Commission in connection with the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement and other relevant documents which will be filed by Maritrans with the Securities and Exchange Commission will be available free of charge on the SEC’s website, www.sec.gov. Maritrans and certain of its directors and officers may be deemed to be participants in the solicitation of proxies from Maritrans’ shareholders in connection with the proposed transaction. Investors may obtain more detailed information regarding the direct and indirect interests of Maritrans and its officers and directors in the transaction by reading the preliminary and definitive proxy statements regarding the transaction when they become available.

Transaction Overview OSG is acquiring Maritrans Inc. for $37.50 per share Total value of transaction, less net debt is approximately $455 million Funding anticipated through current cash on hand and borrowings under existing credit facilities Closing expected by year end 2006 Acquisition will be immediately accretive to EPS, without synergies Strategic fit with OSG’s objective of being a market leader in each of the segments we operate Combination strengthens and complements major customer relationships and expands geographical reach in Jones Act market Superior platform for existing and future business growth opportunities Provides an enhanced, steady earnings stream

Benefits of Combination Compelling strategic logic in the combination of two leading players in adjacent, but complementary, markets Almost no overlap with existing customers Expands geographical reach Brings substantial presence in all four major domestic trading locations Augments longer-haul trades with shorter-haul and lightering trades Enhanced service offerings to customers Lightering business in the Delaware Bay serves third largest U.S. refinery system As refineries increase throughput, the scale and diversity of the combined assets allow for a greater level of responsiveness Will allow the qualifying use of OSG’s Capital Construction Fund for Maritrans’ newbuild ATBs

Synergies Top line synergies Enhanced customer offerings Expansion potential into new trades Operational synergies Improve utilization rates through superior asset management Best practice implementation Cost synergies Insurance costs Bulk purchase costs (lubes, bunkers, supplies, spare parts, drydocks, etc.) Public entity and overhead costs

Tankers and ATBs are Complementary Tankers and ATBs are generally complementary modes of transportation They have co-existed for many years ATBs account for about 53% of all waterborne barrels moved, with tankers transporting 47% Tankers have a competitive advantage on the longer-haul trades while ATBs have a competitive advantage on the shorter-haul trades Long-haul routes include GoM to U.S. East coast and U.S. West coast Short-haul routes are intra-U.S. GoM, 50% of which is U.S. GoM to Florida Most Gulf coast refiners use both tankers and ATBs Blue water transportation represents 11% of aggregate U.S. petroleum transportation – almost equally split between tankers and ATBs 53% 47% ATB Volume 1.2 MBPD Product Tanker Volume 1.1 MBPD 3% 12% 41% 43% Coastwise Volume 2.3 MBPD 3% 1% Rivers Local Intra territory Lake 6% 8% 60% 26% Total Transportation Waterborne 5.5 MBPD Pipelines Trucks/ Rails Imports Waterborne Movements Coastwise Trade Source: Wilson Gillette, Brent Dibner, Drew Laughlin, Selmer Research

Maritrans Overview Leading marine petroleum transportation company focused on Transporting refined petroleum product in GoM Lightering operations in Delaware Bay Fleet of 19 product carriers and articulated tug barges (ATBs) Successfully transformed fleet to double hull at reasonable prices with strong customer acceptance Three newbuilds under construction at the Bender shipyard, scheduled for delivery in 2007 and 2008 Refined products moved from refineries located in Texas, Louisiana and Mississippi to distribution points along the Gulf and Atlantic coasts, particularly Florida Largest provider of lightering services in the Delaware Bay area Two product carriers redeployed into the grain trades Founded in 1928 Headquartered in Tampa, FL Satellite office in Philadelphia, PA 473 employees (76 shoreside, 397 seafarers)

Combined Fleet Details



	Vessel Name	Type	Hull	Trade	Contract Type	Capacity (in bbls)	Year of Build/ Rebuild
1	M 400	ATB	DH	Crude/Lightering	COA	410,000	1981
2	M 300	ATB	DH	Crude/Lightering	COA	263,000	1979
3	M 254	ATB	DH	Products	TC	250,000	2002
4	M 252	ATB	DH	Products	CVC	250,000	2002
5	M 244	ATB	DH	Products	CVC	240,000	2000
6	M 215*	ATB	SH	Products	TC	214,000	2009
7	Ocean 211*	ATB	SH	Products	Spot	212,000	2007
8	M 210	ATB	DH	Products	Shipyard	242,000	2006
9	M 214	ATB	DH	Products	TC	208,000	2004
10	M 209	ATB	DH	Products	Spot	206,000	2005
11	M 192	ATB	DH	Products	TC	172,000	1998
12	Integrity	Handysize	DH	Crude/Lightering	COA	270,000	1975
13	Diligence	Handysize	DH	Products	Spot	270,000	1977
14	Allegiance	Handysize	-	Grain	Spot	-	1980
15	Perseverance	Handysize	-	Grain	Spot	-	1981
16	SeaBrook (TC-in)	Handysize	SH	Products	Spot	252,000	1983
17	NewBuild #1	ATB	DH	Crude/Lightering	COA	350,000	2007
18	NewBuild #2	ATB	DH	Crude/Lightering	COA	350,000	2008
19	NewBuild #3	ATB	DH	Crude/Lightering	COA	350,000	2008
20	Overseas NewOrleans (BB-in)	Handysize	DB	Products	TC	300,000	1983
21	Overseas Puget Sound	Handysize	DB	Products	TC	350,000	1983
22	Overseas Philadelphia (BB-in)	Handysize	DB	Products	TC	300,000	1982
23	Overseas Galena Bay	Handysize	DB	Products	TC	350,000	1982
24	Overseas Harriette (BB-in)	-	-	Grain	Spot	-	1978
25	Overseas Marilyn (BB-in)	-	-	Grain	Spot	-	1978
26	Overseas Joyce	-	-	Car Carrier	TC	-	1987
27	Overseas Houston (Hull 005)	Handysize	DH	Products	TC	332,000	2006
28	Overseas Long Beach (Hull 006)	Handysize	DH	Products	TC	332,000	2007
29	Overseas San Francisco (Hull 007)	Handysize	DH	Products	TC	332,000	2007
30	Overseas New York (Hull 008)	Handysize	DH	Products	TC	332,000	2008
31	Overseas Texas City (Hull 009)	Handysize	DH	Products	-	332,000	2008
32	Overseas Boston (Hull 010)	Handysize	DH	Products	-	332,000	2009
33	Overseas Nikiski (Hull 011)	Handysize	DH	Products	TC	332,000	2009
34	Overseas Tampa (Hull 012)	Handysize	DH	Products	TC	332,000	2009
35	Overseas Port Arthur (Hull 013)	Handysize	DH	Products	-	332,000	2010
36	Overseas Jacksonville (Hull 014)	Handysize	DH	Products	-	332,000	2010

Our combined fleets will allow us to offer a comprehensive transportation service to all our customers.

**After conversion the M 215 will have a capacity of 244,000 bbls and the Ocean 211 will have a capacity of 243,000 bbls.*
COA=Contract of Affreightment; CVC=Consecutive Voyage Charter; TC=Time Charter; BB=Bareboat. Detailed definitions can be found in both OSG's and Maritrans' respective Forms 10-K for the period ended December 31, 2005.

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Combined Fleet Profile Fleet composition by DWT Employment Note: excludes vessel in shipyard Other 136,533Tankers 430,510 ATB 308,444 NB 575,517 11 Vessels5137TCCOA/CVCSpotUncommited NB15 884

Market Overview Sunbelt and the West coast are projected to grow in petroleum product demand at a faster rate than the rest of the nation. Steadily Growing Demand Known Vessel Supply and Certainty of OPA Phase-out Dates Viable Economics The Jones Act market is serviced by 42 handysize product tankers and more than 300 tug barge units, with 25 ATBs in the 150,000 to 400,000 barrel capacity range. The Jones Act Market Has Very Strong Fundamentals Short-haul shipments of petroleum products from refineries along the Gulf coast are the most efficient and cost-effective means of supplying Florida.

Tight Supply Creating Strong Rate Environment





OPA Retirements vs. Double Hull Vessels
160-420 KBBL Capacity Vessels
Spot Rate
2006 Terms
USSHIP NEWBUILDS
CROWLEY NEWBUILDS
OSG NEWBUILDS
MARITRANS NEWBUILDS
REBUILT MARITRANS DH
PREV MARITRANS DH
SINGLE HULL
OTHER DOUBLE HULL VESSELS
OF VESSELS
SPOT RATES (2006 TERMS)
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Summary Merger combines fleets with complementary strengths in different trade routes Diversifies OSG’s U.S. Flag presence Expands service offerings to customers Immediately accretive to earnings Synergies expected to further enhance EPS accretion Consistent with OSG’s balanced growth strategy Crude oil, refined products, U.S. Flag and gas Blend of time and spot charters Mix of U.S. Flag and International Flag fleet Places OSG in a position to capitalize on expected increases in coastal trades Incremental refining capacity in GoM to result in increased coastal movements Maintains financial strength and flexibility Financial flexibility to continue growth plans in other business segments

www.osg.com www.maritrans.com